UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2006

LMI AEROSPACE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Missouri
(State or Other Jurisdiction of Incorporation)

0-24293	43-1309065
(Commission File Number)	(IRS Employer Identification No.)

3600 Mueller Road, St. Charles, Missouri	63302-0900
(Address of Principal Executive Offices)	(Zip Code)

(636) 946-6525
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On June 9, 2006, Leonard’s Metal, Inc. (“LMI”), a wholly owned subsidiary of LMI Aerospace, Inc. (the “Company”), entered into a lease agreement with Welsh Fountain Lakes, L.L.C., as landlord, for the lease by LMI of premises consisting of approximately 65,580 square feet in a building located at 411 Fountain Lakes Blvd., St. Charles, Missouri 63301. The Company will relocate its executive and administrative offices to these premises to occupy approximately 23,000 square feet of space. The remaining space of approximately 42,580 square feet will be used for assembly and storage.

The salient provisions of the lease agreement include the following:

•
a term of approximately ten years, commencing on the date the landlord completes certain improvements within the premises (scheduled to occur on or about September 1, 2006) and continuing for a total of 120 full calendar months thereafter and a portion of any additional calendar month at the beginning of the term to allow a minimum of 120 full calendar months;

•
an annual base rent for the first 24 months of the lease term of $363,969.00, for the next 24 months of the lease term of $396,759.00, for the next 24 months of the lease term of $429,549.00, for the next 24 months of the lease term of $462,339.00 and for the final 24 months of the lease term of $495,129.00;

•
in addition to the annual base rent, LMI is responsible for its pro rata share of operating expenses which is estimated at $7,651.00 per month (subject to adjustment to reflect the actual costs and expenses incurred by the landlord);

•	an option on the part of LMI, as tenant, to renew the lease term for two consecutive additional periods of three years each; and

•	the guarantee by the Company of all of LMI’s payment and performance obligations under the lease agreement.

Following its relocation, the Company intends to utilize the space currently serving as its executive and administrative offices for additional manufacturing, assembly and storage purposes.

The foregoing summary of the lease agreement is qualified in its entirety by the text of the lease agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Standard Industrial Lease Agreement dated June 9, 2006 between Welsh Fountain Lakes, L.L.C., as landlord, and Leonard’s Metal, Inc., as tenant.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2006

LMI AEROSPACE, INC.

By:	/s/ Lawrence E. Dickinson
Lawrence E. Dickinson Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)